UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date Of Report: (Date of earliest event reported) March 22, 2005


                               RF INDUSTRIES, LTD.
                 (Name of small business issuer in its charter)


          Nevada                        0-13301                  88-0168936
(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
   of Incorporation)                                         Identification No.)



                         7610 Miramar Road, Bldg. 6000,
                        San Diego, California 92126-4202
                    (Address of Principal Executive Offices)

                                 (858) 549-6340
                             (Registrant's Telephone
                                     Number)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
     Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




ITEM 1.01 Entry into a Material Definitive Agreement


      In January 2005, the employment agreement between RF Industries, Ltd. (the "Registrant") and Howard Hill, the Registrant's President, expired. The Registrant's Board of Directors plans to consider entering into a new employment agreement with Mr. Hill at the Board's meeting scheduled to be held on June 9, 2005. On March 22, 2005 Howard Hill signed a letter agreement pursuant to which the employment that expired in January 2005 was extended on the same financial terms and conditions as in effect prior to its expiration for a period ending on June 9, 2005.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 23, 2005



                                                       By: /s/ Howard Hill
                                                          ---------------------
                                                             Howard Hill
                                                             President